Exhibit 10.18
SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is made as of July 16, 2009, by and among
     Ancestry.com Operations Inc. (formerly known as THE GENERATIONS NETWORK, INC., a Delaware corporation (the “Borrower”); the “Guarantors” party to the Credit Agreement hereinafter described (collectively, the “Guarantors” and each individually, a “Guarantor”); the “Lenders” under the Credit Agreement hereinafter described (collectively, the “Lenders” and each individually, a “Lender”); and CIT LENDING SERVICES CORPORATION, a Delaware corporation, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).
W I T N E S S E T H T H A T
     WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the other agents party thereto are parties to a certain Credit and Guaranty Agreement dated as of December 5, 2007, as amended by a certain First Amendment to Credit and Guaranty Agreement dated as of March 31, 2008 (as amended, the “Credit Agreement”); and
     WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided; and
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree, as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the identical meanings assigned to them in the Credit Agreement.
     2. Amendments. Effective the date hereof,
     (a) The definition of “Permitted Acquisitions” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
     ““Permitted Acquisitions” means (a) the Target Acquisition and (b) Investments consisting of an Acquisition by any Loan Party (other than Holdings), provided that (i) the Property acquired (or the Property of the Person acquired) in such Acquisition complies with Section 7.07, (ii) the Administrative Agent shall have received all items in respect of the Capital Stock or Property acquired in such Acquisition required to be delivered by the terms of Section 6.12 and/or Section 6.14, (iii) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (iv) the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Article 8 as of the most recent Fiscal Quarter for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or Section 6.01(b); as applicable and no other Default exists or would be caused by such

Acquisition; provided that with respect to the covenant set forth in Section 8.01(a), the Consolidated Total Leverage Ratio (on a Pro Form Basis after giving effect to such Acquisition) shall be less than the ratio equal to 0.25 to 1.00 less than the maximum Consolidated Total Leverage Ratio permitted under Section 8.01(a) at the time of such Acquisition, (v) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (vi) if such transaction involves the purchase of an interest in a partnership between the Borrower (or a Subsidiary of the Borrower) as a general partner and entities unaffiliated with the Borrower or such Subsidiary as the other partners, such transaction shall be effected by having such equity interest acquired by a corporate holding company directly or indirectly wholly owned by the Borrower newly formed for the sole purpose of effecting such transaction, (vii) the Total Consideration paid by the Loan Parties and their Subsidiaries for all Acquisitions occurring prior to the Maturity Date shall not exceed $30,000,000 in the aggregate, and (viii) after giving effect to such Acquisition and the Borrowing of any Revolving Loans used to fund all or any portion of the consideration therefor, the sum of the Revolving Borrowing Availability plus, to the extent not subject to any Liens (except for Liens in favor of the Administrative Agent or Liens of the type described in Section 7.01(l) in favor of the depository bank), cash and Cash Equivalents of the Loan Parties shall not be less than $7,000,000, in each case without the prior written consent of the Required Lenders.”
     (b) The definition of “Responsible Officer” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
     “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or controller of a Loan Party. Any document delivered hereunder that is executed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.”
     (c) Section 2.05(b)(iii) of the Credit Agreement is hereby amended to read in its entirety as follows:
     “(iii) Equity Issuances. Within five (5) Business Days after receipt by any Loan Party or any Subsidiary of the Net Cash Proceeds of any Equity Issuance, the Borrower shall prepay the Loans as hereinafter provided in an aggregate amount equal to twenty-five percent (25%) of such Net Cash Proceeds (such prepayment to be applied as set forth in clause (vi) below).”
     (d) Section 8.01(e) of the Credit Agreement is hereby amended to read in its entirety as follows:
     “(e) Consolidated Capital Expenditures and Capitalized Content. Permit the sum of Consolidated Capital Expenditures and Consolidated Capitalized Content for any Fiscal Year to be greater than the amounts set forth below:

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	Maximum
	Consolidated Capital
Fiscal	and Consolidated
Year	Capitalized Content
2007	$24,000,000
2008	$21,000,000
2009	$24,000,000
2010	$25,000,000
2011	$25,000,000	”
     3. Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that:
     A. Each representation and warranty set forth in Article 5 of the Credit Agreement is hereby restated and affirmed as true and correct as of the date hereof in all material respects (except to the extent that any such representations or warranties relate to an earlier specific date or dates);
     B. Each Loan Party has the power and authority to enter into this Amendment and all other agreements contemplated hereby, and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by such Loan Party;
     C. Each of this Amendment has been duly authorized (by all necessary corporate action and otherwise), validly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability;
     D. The execution and delivery of this Amendment by each Loan Party and such Loan Party’s performance hereunder do not and will not require the consent or approval of any Governmental Authority, nor be in contravention of or in conflict with such Loan Party’s Organizational Documents or the provisions of any order, injunction, writ or decree of any Governmental Authority that could not reasonably be expected to have a Material Adverse Effect, to which such Loan Party is a party or by which such Loan Party or its assets or properties are or may become bound; and
     E. On July 6, 2009, the Borrower changed its name to Ancestry.com Operations Inc. and Generations Holding, Inc., changed its name to Ancestry.com Inc.. The Borrower has provided to the Administrative Agent all amendments to the articles or certificate of incorporation of each such Loan Party evidencing and effecting such name changes. The Borrower shall execute and deliver, and shall cause each other Loan Party to execute and deliver, such additional documents and agreements as the Administrative Agent may reasonably require from time to time to amend any Loan Documents to evidence the above-described name changes and to continue the effectiveness of all Loan Documents and the perfection of all Liens securing the Loan Documents.
     4. No Further Amendments. Except for the amendments set forth herein or

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otherwise set forth in any agreement signed by the Administrative Agent or the Lenders and dated the date hereof, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and are in all respects hereby ratified and affirmed. No waiver, consent or amendment by the Lenders under the Credit Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Lenders expressly reserve the right to require strict compliance with the terms of the Credit Agreement, as amended hereby, and the other Loan Documents in all respects. The consents, waivers and amendments agreed to herein shall not constitute a modification of, or a course of dealing at variance with, the Credit Agreement, as amended hereby, such as to require further notice by the Lenders or the Administrative Agent to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
     5. Further Agreements. (a) Each Loan Party hereby acknowledges and confirms that, to the best of its knowledge, it does not have any grounds and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim known to such Loan Party at the present time, arising under or with respect to) the Credit Agreement or any of the other Loan Documents, any document, instrument or agreement relating to any of the foregoing, any of the Obligations, covenants, promises, agreements, duties or liabilities thereunder, or the status of any thereof as legal, valid and binding obligations enforceable in accordance with their respective terms; and, to the best of its knowledge, it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders and the Administrative Agent, and their respective parents, subsidiaries, affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns [collectively, the “Lender Parties"] from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) known to the Loan Parties at the present time against the Lender Parties, or any of them, prior to or as of the date of this Amendment for, upon, or by reason of, any matter, cause or thing whatsoever, arising out of, or relating to, the Credit Agreement, the Loan Documents or other any document, instrument or agreement relating to any of the foregoing (including, without limitation, any payment, performance, validity or enforceability of any or all of the indebtedness, covenants, promises, agreements, provisions, rights, remedies, obligations, duties and liabilities thereunder) or any transaction relating to any of the foregoing, or any or all actions, courses of conduct or other matters in any manner whatsoever relating to or otherwise connected with any of the foregoing which are known to the Loan Parties at the present time.
     (b) By executing this Amendment, each Guarantor hereby consents to the Borrower’s execution, delivery and performance of this Amendment and hereby ratifies and affirms its Guaranty, which shall remain in full force and effect and shall apply to secure and guaranty the Guaranteed Obligations. Each of the Guarantors hereby confirms that it has no ground to challenge, and hereby waives and releases any and all claims, defenses or setoffs that it has or may have to or in respect of, its Guaranty or any of the representations, warranties, indemnifications, terms, covenants, promises, agreements, conditions, provisions, waivers, obligations, duties and liabilities thereunder, or the status thereof as the legal, valid and binding obligations of the undersigned enforceable in accordance with its terms.
     6. References in Security Documents. All references to the “Credit Agreement” in

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all Collateral Documents and in any other documents or agreements by and between the respective Loan Parties and their respective Affiliates, and each of them, and the Lenders and/or the Administrative Agent shall from and after the effective date hereof refer to the Credit Agreement as amended hereby. All Collateral Documents heretofore executed by the Borrower and other Loan Parties shall remain in full force and effect to secure the Notes, and such Collateral Documents, as amended hereby, are hereby ratified and affirmed.
     7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.
     8. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE MADE PURSUANT TO THE LAWS OF THE STATE OF NEW YORK WITH RESPECT TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.
     9. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
     10. Legal Fees. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent in the drafting, negotiation and closing of the documents and transactions contemplated hereby, including the reasonable fees and disbursements of the Administrative Agent’s special counsel.
     11. Reaffirmation. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its original terms without interruption and is in all respects hereby ratified and affirmed.
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the next page is the first signature page]

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     IN WITNESS WHEREOF, the Required Lenders, the Administrative Agent, the Borrower and the Guarantors have caused this Amendment to be duly executed as a sealed instrument by their respective duly authorized officers effective as of the date first above written.

BORROWER:

Ancestry.com Operations Inc. (formerly known as
THE GENERATIONS NETWORK, INC.)

By:	/s/ Howard Hochhauser

Name: Howard Hochhauser
Title: CFO

GUARANTORS:

Ancestry.com Inc. (formerly known as
GENERATIONS HOLDING, INC.)

By:	/s/ Howard Hochhauser

Name:	Howard Hochhauser
Title:	CFO

MYFAMILY/TAM SUBSIDIARY CORP.

By:	/s/ Howard Hochhauser

Name Title:	Howard Hochhauser CFO

ROOTSWEB.COM, INC.

By:	/s/ Howard Hochhauser

Name:	Howard Hochhauser
Title:	CFO

ENCOUNTER TECHNOLOGIES, LLC

By:	/s/ Howard Hochhauser

Name:	Howard Hochhauser
Title:	CFO

TGN SERVICES, LLC

By:	/s/ Howard Hochhauser

Name Title:	Howard Hochhauser CFO
[Signature Page to Ancestry.com Second Amendment]

ADMINISTRATIVE AGENT AND LENDERS:

CIT LENDING SERVICES CORPORATION,
as Administrative Agent and a Lender

By:	/s/ Anthony Holland

Name: Anthony Holland
Title: Vice President
[Signature Page to Ancestry.com Second Amendment]

LENDERS:

ZIONS FIRST NATIONAL BANK,
as a Lender, Swingline Lender and L/C Issuer

By:	/s/ Jim Stanchfield

Name: Jim Stanchfield
Title: Vice President
[Signature Page to Ancestry.com Second Amendment]

LENDERS:

BMO CAPITAL MARKETS FINANCING, INC.,
as a Lender

By:	/s/ Nagmeh Hashemifari

Name: Nagmeh Hashemifari
Title: Director
[Signature Page to Ancestry.com Second Amendment]

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Tasneem A. Ebrahim

Name: Tasneem A. Ebrahim
Title: Senior Vice President
[Signature Page to Ancestry.com Second Amendment]